UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2025

Next Technology Holding Inc.

(Exact name of Company as specified in charter)

Wyoming	001-41450	84-4948289
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Room 519, 05/F Block T3

Qianhai Premier Finance Centre Unit 2

Guiwan Area, Nanshan District, Shenzhen, China 518000

+44-7421477289

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NXTT	Nasdaq Capital Market

Item 1.01. Entry into a Material Definitive Agreement

Between June, 2025 and August, 2025, Next Technology Holding Inc., a Wyoming corporation (the “Company”), entered into four commercial customer agreements (each, an “Agreement”) with customers in the hotel management, smart water-system management, and crypto mining industries. Under the Agreements, the Company agrees to provide AI-enabled monitoring and management systems, and relevant training and support services tailored to each customer’s specific business needs, in exchange for service fees.

The Agreements provide for an aggregate committed contract value of approximately $12.59 million, consisting of recurring subscription and service fees to be paid by instalments over the contract term. Each Agreement includes customary service-level commitments, performance acceptance criteria, data-security and confidentiality covenants, payment terms, and termination rights. As of the date of this Current Report on Form 8-K, the Company has received approximately $5.09 million in service fees under the Agreements. In compliance with ASC 606, the Company recognized revenue of approximately $1.79 million with respect to the Agreements.

This summary of the Agreements does not purport to be complete and is qualified in their entirety by reference to the provisions of the respective Agreements, a copy of which is filed as Exhibits 10.1, 10.2, 10.3 and 10.4.

Item 8.01. Other Events

The Company continues to pursue a dual strategy of providing software development services and acquiring and holding bitcoin. The Company’s AI-enabled software development services are primarily provided in Hong Kong, Singapore, and other Asian markets under a SaaS+AI model focused on customized development projects. Its platforms integrate cloud computing, big data, and AI algorithms to support industry-specific customized solutions with three core directions: 1) For the hospitality industry, develop AI-enabled security monitoring SaaS platforms; 2) For the water sector build smart water-energy synergy SaaS systems; 3) For the Bitcoin mining industry provide integrated solutions of liquid cooling hardware + SaaS group control management systems.

To support business development and expansion, the Company is scaling its organization. It currently employs 21 people, including an R&D team of approximately 10 engineers, and plans to expand to approximately 30 employees by the end of 2025.

As a result of the business expansion, the Company secured approximately $12.59 million in contracts in the first three quarters of 2025. Reference is made to the disclosure under Item 1.01 above, which is hereby incorporated in this Item 8.01 by reference. The Company is actively negotiating additional SaaS+AI contracts with an aggregate potential value of approximately $40 million which, if successfully executed, the Company believes will position it for further growth and expansion.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following are filed as Exhibits to this Report.

No.	Description
10.1	Contract for Mining Machine Liquid Cooling System Development and Technical Service Platform dated July 15, 2025, by and among X CAPITAL INVESTMENT PTE. LTD. and the Company.
10.2	Hotel Monitoring and Management Software NEXT SMS System Development Agreement dated June 27, 2025, by and among ALOHA Asia Pacific Limited and the Company.
10.3	NEXT WATER-ENERGY SYNERGY Smart Water-Energy Synergy System Development Contract dated August 8, 2025, by and among Starlight Garden Limited and the Company.
10.4	NEXT WATER-ENERGY SYNERGY Smart System Long-Term Maintenance Agreement dated August 21, 2025, by and among Starlight Garden Limited and the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal and state securities laws. Such statements can be identified by words such as “will likely result,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook,” “should,” “could,” “may” or words of similar meaning and include, but are not limited to, statements regarding our future business and financial performance and prospects, including our expectations regarding the transactions and developments described in this Current Report on Form 8-K, such as the expansion of organization and execution of additional contracts. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results included in such forward-looking statements. Investors are cautioned not to place undue reliance on the forward-looking statements in this Current Report on Form 8-K, which information set forth herein speaks only as of the date hereof. The Company does not undertake, and it expressly disclaims, any intention or obligation to update any forward-looking statements made in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as required by law. A list and description of risks, uncertainties and other factors that could cause or contribute to differences in the Company’s results can be found in its filings with the SEC, including its most recent Annual Report on Form 10-K and subsequent filings. The Company qualifies all of its forward-looking statements by these cautionary statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Next Technology Holding Inc.

By:	/s/ Weihong LIU
Name:	Weihong LIU
Title:	Chief Executive Officer

Dated: September 26, 2025

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